FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549





                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): December 2, 1995




                              ROSE'S STORES, INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


0-631                                                               56-0382475
(Commission File Number)                     (IRS Employer Identification No.)

218 S. Garnett Street
Henderson, North Carolina                                                27536
(Address of principal executive offices)                            (Zip Code)


                                (919) 430-2600
             (Registrant's telephone number, including area code)
PAGE

Item 5: OTHER EVENTS

      Beginning December 28, 1995, the Company will distribute to its banks and other lenders, principal trade vendors and factors, the monthly and year-to-date financial results and other financial data for the period ended December 2, 1995 (fiscal November), together with projected financial information for similar periods as contained in the Company's revised plan for the year ending January 27, 1996 (the "Revised Plan"). Such financial results are attached hereto as Exhibit 20, and are incorporated by reference herein.

     Such financial monthly results and other financial data and information concerning the Revised Plan are being reported publicly solely because they are being distributed to a large number of the Company's principal trade vendors, banks, and other lenders and factors to facilitate their credit analyses. These results should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for fiscal 1994 and Forms 10-Q for the first quarter, second quarter, and third quarter of 1995. Although the Company is publicly reporting its monthly results during fiscal 1995, the Company does not believe it is obligated to provide such information indefinitely and may cease making such disclosures and updates at any time. Moreover, the Company does not believe that it is obligated to update monthly results to reflect subsequent events or developments.

     For information concerning the Revised Plan, including the limitations thereof and certain assumptions made in its formulation, reference is made to the Company's Current Report on Form 8-K, dated September 2, 1995.

Item 7: PROJECTIONS, FINANCIAL STATEMENTS


            Exhibit: 20     Unaudited financial results for the five weeks and
                            44 weeks ended December 2, 1995 (fiscal November)

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ROSE'S STORES, INC.



Date:  December 28, 1995            By:/s/ Jeanette R. Peters
                                       Jeanette R. Peters
                                       Senior Vice President
                                       Chief Financial Officer


PAGE

Exhibit 20
Page 1 of 4

ROSE'S STORES, INC.                               NOVEMBER INCOME STATEMENTS
(Amounts in 000's)

                                                      1995            1995     |       1994
                                                     NOVEMBER        NOVEMBER  |      NOVEMBER
                                                     ACTUAL          REV. PLAN|       ACTUAL
                                                                               |
Gross Sales                                          85,206          86,894    |      89,912
Less: Lease department sales                          2,346           2,738    |       2,845
Net Sales                                            82,860          84,156    |      87,067
                                                                               |
FIFO Gross Margin                                    20,357          22,377    |      21,822
 % to Sales                                           24.57%          26.59%   |       25.06%
                                                                               |
Leased Department Income                                596             608    |         628
SG&A                                                 15,206          15,865    |      14,452
_________________________________________________________________________________________
EBITDA - PRE-LIFO                                     5,747           7,120    |       7,998
_________________________________________________________________________________________
Depreciation & Amortization Expense (Benefit)          (332)           (324)   |         721
Interest Expense                                        794             878    |         456
LIFO Expense (Benefit)                                 -               -       |        (344)
Reorganization Costs (Benefit)                         -               -       |       1,769
Non-cash Income Tax Expense (Benefit)                 1,679           1,994    |        -
________________________________________________________________________________________
NET INCOME (LOSS)                                     3,606           4,572    |       5,396
________________________________________________________________________________________

Note (1):  The Company currently operates 105 stores compared to 113 last year.
Note (2):  Beginning in May, 1995, the income statements reflect the application of Fresh
           Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.

PAGE

Exhibit 20
Page 2 of 4

ROSE'S STORES, INC.                             NOVEMBER YTD INCOME STATEMENTS
(Amounts in 000's)

                                                      1995            1995     |       1994
                                                     NOVEMBER        NOVEMBER  |      NOVEMBER
                                                      YTD             YTD      |       YTD
                                                     ACTUAL          REV. PLAN|       ACTUAL
                                                                               |
Gross Sales                                          576,038         577,854   |      618,257
Less: Lease department sales                          18,222          18,931   |       20,815
Net Sales                                            557,816         558,923   |      597,442
                                                                               |
FIFO Gross Margin                                    135,740         138,123   |      146,709
 % to Sales                                            24.33%          24.71%  |        24.56%
                                                                               |
Leased Department Income                               4,028           4,040   |        4,326
SG&A                                                 130,145         131,346   |      133,352
____________________________________________________________________________________________
EBITDA - PRE-LIFO                                      9,623          10,817   |       17,683
____________________________________________________________________________________________
Depreciation & Amortization Expense (Benefit)           (167)            (37)  |        7,829
Interest Expense                                       5,194           5,429   |        5,381
LIFO Expense (Benefit)                                  (364)           (364)  |       (2,423)
Reorganization Costs                                 (69,644)        (69,644)  |       56,515
Non-cash Income Tax Expense (Benefit)                  1,679           1,994   |         -
____________________________________________________________________________________________
 NET INCOME (LOSS)                                    72,925          73,439   |      (49,619)
____________________________________________________________________________________________

Note (1):  The Company currently operates 105 stores compared to 113 last year.
Note (2):  Beginning in May 1995, the income statements reflect the application of Fresh
           Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.  If the
           Company had emerged from Chapter 11 at the beginning of the year, the application of Fresh Start accounting would have resulted in year-to-date net income on a pro forma basis of approximately $3,832.
Note (3):  Reorganization costs for 1995 include a gain on debt discharge of $90,924.
           Reorganization costs for 1994 include a $43,000 provision to close 59 stores in the second quarter of 1994.

PAGE
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Exhibit 20
Page 3 of 4

ROSE'S STORES, INC.                               BALANCE SHEETS
(Amounts in 000's)

                                                      1995            1995     |       1994
                                                     NOVEMBER        NOVEMBER  |      NOVEMBER
                                                     ACTUAL          REV. PLAN|       ACTUAL
            ASSETS                                                             |
CASH                                                     748           3,000   |        3,563
INVENTORIES                                          191,466         194,897   |      159,857
OTHER CURRENT ASSETS                                  20,667          22,575   |       34,764
                                                     _______         _______   |      ______
TOTAL CURRENT ASSETS                                 212,881         220,472   |      198,184
                                                                               |
NET PROPERTY                                           4,476           4,662   |       35,746
                                                                               |
LONG TERM ASSETS                                        -               -      |        6,719
                                                                               |
TOTAL ASSETS                                         217,357         225,134   |      240,649
                                                     =======         =======   |      =======
                                                                               |
        LIABILITIES & EQUITY                                                   |
ACCOUNTS PAYABLE                                      34,398          37,609   |       37,523
SHORT-TERM DEBT                                       71,821          76,995   |       29,615
OTHER CURRENT LIABILITIES                             26,004          21,581   |       31,746
                                                     _______         _______   |      _______
  TOTAL CURRENT LIABILITIES                          132,223         136,185   |       98,884
                                                                               |
PRE-PETITION CLAIMS                                     -               -      |      166,241

EXCESS OF ASSETS OVER VALUE                           38,730          42,051   |         -

OTHER LIABILITIES                                      5,900           5,597   |        6,920
DEFERRED INCOME                                        1,086           1,054   |        2,127

STOCKHOLDERS' EQUITY (DEFICIT)                        39,418          40,247   |      (33,523)
                                                                               |
TOTAL DEBT & EQUITY                                  217,357         225,134   |      240,649
                                                     =======         =======   |      =======

Note (1):  The 1995 balance sheets reflect the application of Fresh Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.
Note (2):  The 1995 actual and planned inventories are for 106 stores.  The 1994 inventories are for 113 stores and include a reserve for LIFO that was written off as part of Fresh Start accounting.

PAGE
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Exhibit 20
Page 4 of 4
ROSE'S STORES, INC.                            NOVEMBER YTD CHANGES IN CASH
(Amounts in 000's)

                                                      1995            1995     |       1994
                                                     NOVEMBER        NOVEMBER  |      NOVEMBER
                                                      YTD             YTD      |       YTD
                                                     ACTUAL          REV. PLAN|       ACTUAL
                                                                               |
Net earnings (loss)                                   72,925          73,439   |      (49,619)
Closed store provision                                  -               -      |       43,000
Non-cash income tax expense (benefit)                  1,679           1,994   |         -
Non-cash fresh start adjustments                     (73,491)        (73,491)  |         -
Other                                                   (542)           (404)  |        5,128
                                                     _______         _______   |      _______
CASH PROVIDED (USED) BY OPERATIONS                                             |
BEFORE ASSET & LIABILITY CHANGES                         571           1,538   |       (1,491)
                                                                               |
(Inc.) dec. in  Inventories                          (46,628)        (50,059)  |       45,716
Inc. (dec.) in Accounts Payable                       11,117          14,328   |       (1,277)
All other                                            (15,956)        (16,569)  |      (21,228)
                                                     _______         _______   |      _______
CASH PROVIDED (USED) BY OPERATIONS                   (50,896)        (50,762)  |       21,720
                                                                               |
INVESTING ACTIVITIES                                  (4,663)         (4,986)  |         (712)
                                                                               |
FINANCING ACTIVITIES                                                           |
Proceeds (payments) of pre-petition claims           (30,249)        (30,163)  |      (57,240)
Proceeds (payments) of short-term debt                71,221          76,395   |       29,615
Capital lease payments                                  (566)           (574)  |       (1,775)
Other                                                 14,551          11,740   |         -
                                                     _______         _______   |      _______
CASH PROVIDED (USED) BY FINANCING                     54,957          57,398   |      (29,400)
                                                                               |
(DECREASE) INCREASE IN CASH                             (602)          1,650   |       (8,392)
                                                     ========        ========  |      ========

Note (1):  Beginning in May, 1995, the cash flows reflect the application of Fresh Start accounting as described in the Company's quarterly report on Form 10-Q, dated
           April 29, 1995, and are therefore not comparable to the periods prior to May,
           1995.